January 7, 2009

Volt Funding Corp.
560 Lexington Avenue
New York, NY 10022
Attention: Ludwig M. Guarino

Volt Information Sciences, Inc.
560 Lexington Avenue
New York, NY 10022
Attention: Ludwig M. Guarino

Re: Extension of Liquidity Termination Date/Amended and Restated Receivables Purchase Agreement

Ladies and Gentlemen:

This letter (this "Letter") is delivered to you on behalf of the Buyer Agents pursuant to Section 2.05 of the Amended and Restated Receivables Purchase Agreement, dated as of June 3, 2008 (such agreement, as heretofore or hereafter amended, restated, supplemented or otherwise modified from time to time, being the "Receivables Purchase Agreement"), among Volt Funding Corp., as the Seller (the "Seller"), various Buyers and Buyer Agents from time to time party thereto, Volt Information Sciences, Inc., as servicer (the "Servicer") and PNC Bank, National Association, as Administrator (in such capacity, the "Administrator"). Terms defined in the Receivables Purchase Agreement are used herein as therein defined.

You have, by letter dated as of December 2, 2008, requested that the Buyer Agents extend the Liquidity Termination Date under each applicable Liquidity Agreement to January 6, 2010. The Administrator, on behalf of each of the Buyer Agents, hereby notifies you that PNC Bank, National Association and Fifth Third Bank have each extended the applicable Liquidity Termination Date under each Buyer Agent's respective Liquidity Agreement or Program Support Agreement, as applicable.

(continued on following page)

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By: /s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Buyer Agent

By: /s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

FIFTH THIRD BANK,
as a Buyer Agent

By:____________________
Name: ____________________
Title: ____________________

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:______________________________
Name: ____________________________
Title: ____________________________

PNC BANK, NATIONAL ASSOCIATION,
as a Buyer Agent

By:______________________________
Name: ____________________________
Title: ____________________________

FIFTH THIRD BANK,
as a Buyer Agent

By: [signature]
Name: Andrew D. Jones
Title: Assistant Vice President

ACKNOWLEDGED AND AGREED:

VOLT FUNDING CORP, as Seller

By: ______________________
Name: Ludwig M. Guarino
Title: Senior Vice President & Treasurer

VOLT INFORMATION SCIENCES, INC.,
individually and as Servicer

By: ______________________
Name: Jack Egan
Title: Senior Vice President & CFO